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Summary and Statutory Prospectus and Statement of Additional Information Supplement dated September 19, 2019

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information of the Funds listed below:

Invesco Alternative Strategies Fund

Invesco Multi-Asset Inflation Fund

This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information of the above referenced funds (each a “Fund” and collectively the “Funds”) and is in addition to any other supplement(s), unless otherwise specified.

On September 18, 2019, the Board of Trustees of AIM Growth Series (Invesco Growth Series) (the “Board”) approved a Plan of Liquidation and Dissolution (the “Plan”), which authorizes the termination, liquidation and dissolution of each Fund. In order to effect such liquidation, each Fund will close to investments by new accounts after the close of business on September 20, 2019. Existing shareholders will continue to be able to invest in each Fund until the Fund is liquidated as described below. The Plan is not subject to the approval of shareholders of the Funds.

To prepare for the closing and liquidation of the Funds, each Fund’s portfolio managers will likely increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, each Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective. The Funds will be liquidated on or before October 30, 2019 (the “Liquidation Date”). On or promptly after the Liquidation Date, each Fund will make a liquidating distribution to each remaining shareholder equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved. If necessary, each Fund will declare and pay a dividend to distribute to each Fund’s shareholders all of each Fund’s remaining investment company taxable income and all of each Fund’s net capital gain, if any (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax. Alternatively, each Fund may treat the amounts distributed pursuant to the Plan as being paid as dividends as part of the liquidating distributions. The liquidation may be a taxable event to shareholders. Please consult your tax advisor about the potential tax consequences. Shareholders of each Fund may redeem their shares at any time prior to the Liquidation Date.

You should read this supplement in conjunction with the applicable Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.

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